                                 EXHIBIT 10(t)


                                                                     EXHIBIT III
December 7, 1998



Walbridge Coatings, an
  Illinois Partnership
c/o MSC Walbridge Coatings, Inc.
30610 East Broadway
Walbridge, OH  43465-0550

Re:  Sublease dated as of May 30, 1986 between
     MSC Pre Finish Metals Inc., as Sublessor, and
     Walbridge Coatings, an Illinois Partnership, as
     Sublessee (the "Sublease")

Dear Sir:

This letter shall evidence the agreement of MSC Pre Finish Metals Inc. and Walbridge Coatings, an Illinois Partnership to extend the expiration of the term of the Sublease from December 31, 1998 to December 31, 2001.



Very truly yours,

MSC PRE FINISH METALS INC.


By: _____________________________
     James J. Waclawik, Sr.
     Vice President, Chief Financial Officer
     and Secretary

Walbridge Coatings, an
 Illinois Partnership
December 7, 1998
Page Two




Agreed as of the date first written above:

WALBRIDGE COATINGS,
  AN ILLINOIS PARTNERSHIP


BY:  MSC WALBRIDGE COATINGS INC.,
     A General Partner


By: _________________________________________
     James J. Waclawik, Sr.
     Vice President, Chief Financial Officer
     and Secretary


By:  EGL STEEL INC.,
     A General Partner


By: _________________________________________
     David M. Beckwith
     Counsel